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                                 EXHIBIT 10.10


                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made this 16th day of April, 1999 between PEREGINE INVESTMENT PARTNERS - I, a Pennsylvania limited partnership ("Landlord") and ITXC CORP. ("Tenant").

                                   BACKGROUND
                                   ----------

     Landlord and Tenant are parties to a Lease dated February 28, 1998 (the "Lease") pursuant to which Landlord has agreed to lease and Tenant has agreed to rent certain First Floor Space situate in Arbor 600 (the "Building"), 600 College Road East, Princeton Forrestal Center, Plainsboro, New Jersey, as such space is more particularly described in the Lease. Landlord and Tenant have agreed to amend the Lease in accordance with the provisions set forth at length below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, intending to be legally bound hereby, Landlord and Tenant agree as follows:

     1.  Defined Terms.  Except as otherwise expressly provided herein, the
         -------------
terms defined in the Lease shall have the meanings in this Amendment as in the Lease.

     2.  Expansion Space.  Landlord agrees to make available for leasing and
         ---------------
occupancy by Tenant and Tenant agrees to rent from Landlord between June 1, 1999 and July 1, 1999, that portion of the First Floor of the Building shown on Exhibit "A" as the "Expansion Space". Landlord shall deliver the Expansion Space in its "as is" condition.

     3.  Size and Tenant's Allocated Share of Premises.  The Premises shall be
         ---------------------------------------------
changed to include the Expansion Space whereupon the Rental Area of the Premises shall be 22.043 square feet and Tenant's Allocated Share shall be 8.90%.

     4.  Term.  The Term of the Lease with respect to the Expansion Space shall
         ----
commence on the date of delivery thereof by Landlord to Tenant and shall expire May 31, 2003 (the "Expansion Space Term").

     5.  Rent.  Throughout the Expansion Space Term, the Basic Rent for the
         ----
Premises shall be increased by $15,060.42 per month being calculated at the rate of $25.00 per rentable square foot payable in accordance with the Lease and prorated for any partial month. Tenant electric and Additional Rent for the Expansion Space shall be payable in accordance with the provisions of the Lease throughout the Expansion Space Term.
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     6.  Termination Right Amendment.  Section 24(b) is amended to provide as
         ---------------------------
follows:

          "Provided Tenant is not in default and this Lease shall be in effect, Tenant may upon one hundred eighty (180) days prior written notice to Landlord terminate this Lease with respect to the original Premises (excluding the Expansion Space) at the end of the thirty-sixth (36th) month of the Lease Term without payment or penalty."

     7. Ratification. Except as expressly amended herein, the terms and conditions of the Lease shall remain in full force and effect and Landlord and Tenant expressly ratify and confirm those terms and provisions.

     IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first above written.


                                           LANDLORD:

                                           PEREGRINE INVESTMENT PARTNERS - I,
                                           A PENNSYLVANIA LIMITED PARTNERSHIP


                                           By:  Berwind Realty Services, Inc.

                                                /s/ Joseph Mullen
                                           By:  ________________________________


Witness/Attest:

                                           TENANT:

                                           ITXC CORP.


      /s/ Nancy A. Ridgeway                      /s/ Edward B. Jordan
By:  ______________________________        By:  ________________________________


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                                  EXHIBIT "A"



                                   DIAGRAM OF
                          FIRST FLOOR EXPANSION SPACE


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